                              UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) July 15, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

     On July 15, 2003 the Registrant made available the Monthly Servicer and
Settlement Certificates to the trustee.  The Registrant has caused to be made available by the trustee, on July 25, 2003 the monthly Servicer and Settlement
Certificates for the Due Period ended June 30, 2003, which are attached as
Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  August 29, 2003                        By: /s/Paul Martin
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #95, Series 1995-1
               dated July 15, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #95

20.2           Monthly Servicer and Settlement Certificate #69, Series 1997-1
               dated July 15, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #69

20.3           Monthly Servicer and Settlement Certificate #61, Series 1998-1
               dated July 15, 2003

20.3 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #61

20.4           Monthly Servicer and Settlement Certificate #36, Series 2000-1
               dated July 15, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #36

                                                            Exhibit 20.1
                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 95

                                                      DEALER NOTE MASTER TRUST
                                                        CLASS A, DEALER NOTE
                                                     ASSET BACKED CERTIFICATES,
                                                           SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of July 25, 2003, the Transfer Date of July 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on June 30, 2003 and the Distribution Period ended
July 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement .

       1 NFC is Servicer under the Agreement.
       2 The undersigned is a Servicing Officer.
       3 Master Trust Information.
     3.1 The amount of the Advance, if any, for the Due Period                                     277,489.00
     3.2 The amount of ITEC Finance Charges for the Due Period                                   2,274,169.66
     3.3 The average daily balance of Dealer Notes outstanding during the Due Period           912,788,024.39
     3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00
     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           227,499,089.43
     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          268,730,422.61
         during the Due Period
     3.7 The amount of the Servicing Fee for the Due Period                                        775,390.73
     3.8 The average daily Master Trust Seller's Interest during the Due Period                159,405,795.10
     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)                 166,118,489.06
3.10 The aggregate amount of Collections for the Due Period                                279,719,900.18
    3.11 The aggregate amount of Finance Charge Collections for the Due Period                   4,533,673.09
    3.12 The aggregate amount of Principal Collections for the Due Period                      275,186,227.09
    3.13 The amount of Dealer Note Losses for the Due Period                                             0.00
    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             930,467,938.94
    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                      47,687,137.66
    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                     47,650,550.12
         b.  Description of each Eligible Investment:                                    JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                           1.07%
         d.  The rating of each such Eligible Investment                                             AAAm/Aaa
    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                         7,441,797.14
    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)        Prairie International
         ii)       Truck King Int'l Sls - Svc
         iii)      Nalley Motor Trucks
         iv)       Carco Int'l Inc.
         v)        Rivers Bus Sales, Inc.
    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the
         Due Period                                                                                      0.45%
     4.0 Series 1995-1 Information.
     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00
    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             31,000,000.00
   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                             31,000,000.00
     4.3 The Projected Spread for the following Distribution Period                              2,500,000.00
     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                                 2,500,000.00
     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                              0.00
     4.6 The aggregate amount on deposit in the Negative
         Carry Reserve Fund as of the Transfer Date (after
         giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                   0.00
     4.7 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                               200,000,000.00
     4.8 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                             0.00
     4.9 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                            960,381.57
    4.10 The amount of Series Allocable Principal Collections
         for the Due Period                                                                     58,293,524.04
    4.11 The amount of Series Principal Account Losses
         for the Due Period                                                                              0.00
    4.12 The amount of Investor Dealer Note Losses for
         the Due Period                                                                                  0.00
    4.13 The amount of Investor Finance Charge Collections
         for the Due Period                                                                        926,960.29
    4.14 The amount of Investor Principal Collections for
         the Due Period                                                                         56,264,909.41
    4.15 The amount of Available Certificateholder's Interest                                      937,203.63
         Collections for the Due Period
    4.16 The amount of Series 1995-1 Shared Principal
         Collections for the Due Period                                                         56,264,909.41
    4.17 The aggregate amount of the Series 1995-1 Principal
         Shortfall, if any, for the Due Period                                                           0.00
    4.18 The Seller's Percentage for the Due Period                                                      3.48%
    4.19 The Excess Seller's Percentage for the Due Period                                               0.00%
    4.20 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                      2,028,614.64
    4.21 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                             62,232.73
    4.22 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                          2,028,614.64
    4.23 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                                     -
    4.24 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                              0.00
    4.25 The Minimum Series 1995-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                     38,840,239.84
    4.26 The Series 1995-1 Allocation Percentage for
         the Due Period                                                                                 21.18%
    4.27 The Floating Allocation Percentage for the
         Due Period                                                                                     96.52%
    4.28 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                              0.00%
    4.29 The total amount to be distributed on the Series
         1995-1 Certificates on the Distribution Date                                              380,828.84
    4.30 The total amount, if any, to be distributed on the Series
         1995-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                                0.00
    4.31 The total amount, if any, to be distributed on
         the Series 1995-1 Certificates on the Distribution
         Date allocable to interest on the Series 1995-1
         Certificates                                                                              222,291.67
    4.32 The Draw Amount as of the Transfer Date                                                         0.00
    4.33 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                   0.00
    4.34 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                    0.00
    4.35 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                            158,537.17
    4.36 The aggregate amount of funds on deposit in
         the Negative Carry Reserve Account  as of the end of
         the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00
    4.37 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                      0.00
    4.38 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                           2,500,000.00
    4.39 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%
         d.  The rating of each such Eligible Investment                                                   NA
    4.40 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                            0.00
         b.  Description of each Eligible Investment:                                                      NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                         _______%
         d.  The rating of each such Eligible Investment                                                   NA
    4.41 The amount of Excess Interest Collections for the Due Period                              556,374.79
    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                     56,264,909.41
    4.43 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                            0.00
    4.44 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                       0.00
    4.45 The percentages and all other information calculated
         pursuant to Sections 6.01 and 7.01 of the Supplement                                 See Exhibit "A"
    4.46 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                                 0.00
    4.47 The amount of Series 1995-1 Shared Seller's Principal
         Collections for the Due Period                                                          2,028,614.64
    4.48 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                        4,309,992.20
    4.49 The amount of all Shared Seller's Principal Collections
         allocated to Series 1995-1 for the Due Period                                                   0.00
    4.50 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                        0.00
    4.51 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                                 0.00

                                                           Exhibit 20.1 (A)
                                                            Series 1995-1

4.45  The percentages and all other information calculated pursuant to Sections 6.01 and 7.01 of the Supplement.

Section 6.01

              b) The invested amount is not reduced to zero by the Expected Payment Date?                               NO

Section 7.01

         d) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         g) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.66%
                             1 Month Past:         3.58%
                            Current Month:         3.65%

         h) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO                                                                                           NO

                                          Master Trust Seller's Interest:  $  166,118,489.06

                                  Master Trust Minimum Seller's Interest:  $  166,030,239.84

         i) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:    3.24%

         j) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                            Dealer Note Loss Ratio:     0.00%

                                                      Exhibit 20.2

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 69

                                                DEALER NOTE MASTER TRUST

                                                 CLASS A, DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                   SERIES 1997-1

Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1997-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of July 25, 2003, the Transfer Date of July 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on June 30, 2003 and the Distribution Period ended
July 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement .

          1 NFC is Servicer under the Agreement.
          2 The undersigned is a Servicing Officer.
          3 Master Trust Information.
        3.1 The amount of the Advance, if any, for the Due Period                                     277,489.00
        3.2 The amount of ITEC Finance Charges for the Due Period                                   2,274,169.66
        3.3 The average daily balance of Dealer Notes outstanding during the Due Period           912,788,024.39
        3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00
        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           227,499,089.43
        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          268,730,422.61
            during the Due Period
        3.7 The amount of the Servicing Fee for the Due Period                                        775,390.73
        3.8 The average daily Master Trust Seller's Interest during the Due Period                159,405,795.10
        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV of the Supplement)                     166,118,489.06
       3.10 The aggregate amount of Collections for the Due Period                                279,719,900.18
       3.11 The aggregate amount of Finance Charge Collections for the Due Period                   4,533,673.09
       3.12 The aggregate amount of Principal Collections for the Due Period                      275,186,227.09
       3.13 The amount of Dealer Note Losses for the Due Period                                             0.00
       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             930,467,938.94
       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                      47,687,137.66
       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments                     47,650,550.12
            b.  Description of each Eligible Investment:                                       JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                           1.07%
            d.  The rating of each such Eligible Investment                                             AAAm/Aaa
       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                         7,441,797.14
       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)       Prairie International
            ii)      Truck King Int'l Sls - Svc
            iii)     Nalley Motor Trucks
            iv)      Carco Int'l Inc.
            v)       Rivers Bus Sales, Inc.
       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amount outstanding, as of the end of the Due Period     0.45%
        4.0 Series 1997-1 Information.
        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                                   0.00
       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                             31,000,000.00
      4.2b. The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                             31,000,000.00
        4.3 The Projected Spread for the following Distribution Period                              2,500,000.00
        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                                 2,500,000.00
        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                              0.00
        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                               200,000,000.00
        4.7 The amount of Series Allocable Dealer Notes Losses
             for the Due Period                                                                             0.00
        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                            952,792.20
        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                     57,832,862.30
       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                              0.00
       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                                  0.00
       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                        926,971.53
       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                         56,265,591.73
       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                          1,050,155.34
       4.15 The amount of Series 1997-1 Shared Principal
            Collections for the Due Period                                                         56,265,591.73
       4.16 The aggregate amount of the Series 1997-1 Principal
            Shortfall, if any, for the Due Period                                                           0.00
       4.17 The Seller's Percentage for the Due Period                                                     2.71%
       4.18 The Excess Seller's Percentage for the Due Period                                              0.00%
       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                      1,567,270.57
       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                             54,404.43
       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                          1,567,270.57
       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                                     -
       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                     50,000,000.00
       4.24 The Minimum Series 1997-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                     37,000,000.00
       4.25 The Series 1997-1 Allocation Percentage for
            the Due Period                                                                                21.02%
       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                    97.29%
       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                            89.08%
       4.28 The total amount to be distributed on the Series
            1997-1 Certificates on the Distribution Date                                              355,830.76
       4.29 The total amount, if any, to be distributed on the Series
            1997-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                                0.00
       4.30 The total amount, if any, to be distributed on
            the Series 1997-1 Certificates on the Distribution
            Date allocable to interest on the Series 1997-1
            Certificates                                                                              197,291.67
       4.31 The Draw Amount as of the Transfer Date                                                         0.00
       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                                   0.00
       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                    0.00
       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                            158,539.09
       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                            150,000,000.00
       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                           2,500,000.00
       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                  150,000,000.00
            b.  Description of each Eligible Investment:                                       JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                            1.07%
            d.  The rating of each such Eligible Investment                                             AAAm/Aaa
       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                            0.00
            b.  Description of each Eligible Investment:                                                      NA
            c.  The rate of interest applicable to each such
            Eligible Investment                                                                         _______%
            d.  The rating of each such Eligible Investment                                                   NA
       4.39 The amount of Excess Interest Collections for the Due Period                              694,324.57
       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                                      6,265,591.73
       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                            0.00
       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                       0.00
       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                           See Exhibit "A"
       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                         1,567,270.57
       4.45 The amount of Series 1997-1 Shared Seller's Principal
            Collections for the Due Period                                                          1,567,270.57
       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                        4,771,336.27
       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 1997-1 for the Due Period                                                   0.00
       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                        0.00
       4.49 The aggregate amount of all Early Distributions Amounts
            paid or deemed paid for the Distribution Period                                                   NA

                                                           Exhibit 20.2 (A)
                                                            Series 1997-1

4.43 The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.66%
                             1 Month Past:         3.58%
                            Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  166,118,489.06

                                  Master Trust Minimum Seller's Interest:  $  166,030,239.84

         k) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:    3.24%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                           Dealer Note Loss Ratio:     0.00%

                                                       Exhibit 20.3

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 61

                                                  DEALER NOTE MASTER TRUST

                                                    CLASS A, DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of July 25, 2003, the Transfer Date of July 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on June 30, 2003 and the Distribution Period ended
July 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement .

       1 NFC is Servicer under the Agreement.
       2 The undersigned is a Servicing Officer.
       3 Master Trust Information.
     3.1 The amount of the Advance, if any, for the Due Period                                  277,489.00
     3.2 The amount of ITEC Finance Charges for the Due Period                                2,274,169.66
     3.3 The average daily balance of Dealer Notes outstanding during the Due Period        912,788,024.39
     3.4 The total amount of Advance Reimbursements for the Due Period                                0.00
     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        227,499,089.43
     3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       268,730,422.61
         during the Due Period
     3.7 The amount of the Servicing Fee for the Due Period                                     775,390.73
     3.8 The average daily Master Trust Seller's Interest during the Due Period             159,405,795.10
     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement)              166,118,489.06
    3.10 The aggregate amount of Collections for the Due Period                             279,719,900.18
    3.11 The aggregate amount of Finance Charge Collections for the Due Period                4,533,673.09
    3.12 The aggregate amount of Principal Collections for the Due Period                   275,186,227.09
    3.13 The amount of Dealer Note Losses for the Due Period                                          0.00
    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          930,467,938.94
    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
         of the Agreement)                                                                   47,687,137.66
    3.16 Eligible Investments in the Excess Funding Account:
         a.  The aggregate amount of funds invested in Eligible Investments                  47,650,550.12
         b.  Description of each Eligible Investment:                                    JP Morgan Prime Money Market Fund
         c.  The rate of interest applicable to each such Eligible Investment                        1.07%
         d.  The rating of each such Eligible Investment                                          AAAm/Aaa
    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
         as of the end of the Due Period                                                      7,441,797.14
    3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
         i)       Prairie International
         ii)      Truck King Int'l Sls - Svc
         iii)     Nalley Motor Trucks
         iv)      Carco Int'l Inc.
         v)       Rivers Bus Sales, Inc.
    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
         as a percentage of the total principal amount outstanding, as of the end of the Due Period  0.45%
     4.0 Series 1998-1 Information.
     4.1 The Deficiency Amount as of the Transfer Date
         (after giving effect to the transactions set forth in
         Article IV of the Supplement)                                                                0.00
    4.2a The Maximum Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                          31,000,000.00
   4.2b. The Available Subordinated Amount as of the
         Transfer Date (after giving effect to the transactions
         set forth in Article IV of the Supplement)                                          31,000,000.00
     4.3 The Projected Spread for the following Distribution Period                           2,500,000.00
     4.4 The amount on deposit in the Spread Account as of
         the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement)                              2,500,000.00
     4.5 The aggregate amount on deposit in the Liquidity
         Reserve Account as of the Transfer Date (after giving
         effect to the transactions  set forth in Article IV
         of the Supplement)                                                                           0.00
     4.6 The Invested Amount as of the Distribution
         Date (after giving effect to the transactions set forth
         in Article IV of the Supplement and to the
         payments made on the Distribution Date)                                            200,000,000.00
     4.7 The amount of Series Allocable Dealer Notes Losses
          for the Due Period                                                                          0.00
     4.8 The amount of Series Allocable Finance Charge
         Collections for the Due Period                                                         952,792.20
     4.9 The amount of Series Allocable Principal Collections
         for the Due Period                                                                  57,832,862.30
    4.10 The amount of Series Principal Account Losses
         for the Due Period                                                                           0.00
    4.11 The amount of Investor Dealer Note Losses for
         the Due Period                                                                               0.00
    4.12 The amount of Investor Finance Charge Collections
         for the Due Period                                                                     926,971.53
    4.13 The amount of Investor Principal Collections for
         the Due Period                                                                      56,265,591.73
    4.14 The amount of Available Certificateholder's Interest
         Collections for the Due Period                                                         937,151.17
    4.15 The amount of Series 1998-1 Shared Principal
         Collections for the Due Period                                                      56,265,591.73
    4.16 The aggregate amount of the Series 1998-1 Principal
         Shortfall, if any, for the Due Period                                                        0.00
    4.17 The Seller's Percentage for the Due Period                                                  2.71%
    4.18 The Excess Seller's Percentage for the Due Period                                           0.00%
    4.19 The aggregate amount of Seller's Principal Collections
         for the Due Period                                                                   1,567,270.57
    4.20 The amount of Available Seller's Finance Charge
         Collections for the Due Period                                                          54,404.43
    4.21 The aggregate amount of Available Seller's Principal
         Collections for the Due Period                                                       1,567,270.57
    4.22 The aggregate amount of Excess Seller's Principal
         Collections for the Due Period                                                                  -
    4.23 The Controlled Amortization Amount, if applicable,
         for the Due Period                                                                           0.00
    4.24 The Minimum Series 1998-1 Master Trust Seller's
         Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV
         of the Supplement)                                                                  37,000,000.00
    4.25 The Series 1998-1 Allocation Percentage for
         the Due Period                                                                             21.02%
    4.26 The Floating Allocation Percentage for the
         Due Period                                                                                 97.29%
    4.27 The Principal Allocation Percentage, if applicable,
         for the Due Period                                                                          0.00%
    4.28 The total amount to be distributed on the Series
         1998-1 Certificates on the Distribution Date                                           357,497.42
    4.29 The total amount, if any, to be distributed on the Series
         1998-1 Certificates on the Distribution Date
         allocable to the Invested Amount                                                             0.00
    4.30 The total amount, if any, to be distributed on
         the Series 1998-1 Certificates on the Distribution
         Date allocable to interest on the Series 1998-1
         Certificates                                                                           198,958.33
    4.31 The Draw Amount as of the Transfer Date                                                      0.00
    4.32 The amount of Investor Charge-Offs as of
         Transfer Date                                                                                0.00
    4.33 The amount of reimbursement of Investor Charge-
         Offs as of the Transfer Date                                                                 0.00
    4.34 The amount of the Investor Servicing Fee to be
         paid on such Distribution Date                                                         158,539.09
    4.35 The aggregate amount of funds on deposit in
         the Series Principal Account as of the end of the
         last day of the Due Period (after giving effect to the
         payments and adjustments made pursuant to Article
         IV of the Supplement and of the Agreement)                                                   0.00
    4.36 The aggregate amount of funds on deposit in the
          Spread Account as of the end of the last day of
         the Due Period (after giving effect to payments and
         adjustments made pursuant to Article IV of the
         Supplement and the Agreement)                                                        2,500,000.00
    4.37 Eligible Investments in the Series Principal Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                         0.00
         b.  Description of each Eligible Investment:                                                   NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                      _______%
         d.  The rating of each such Eligible Investment                                                NA
    4.38 Eligible Investments in the Liquidity Reserve Account:
         a.  The aggregate amount of funds invested in
         Eligible Investments                                                                         0.00
         b.  Description of each Eligible Investment:                                                   NA
         c.  The rate of interest applicable to each such
         Eligible Investment                                                                      _______%
         d.  The rating of each such Eligible Investment                                                NA
    4.39 The amount of Excess Interest Collections for the Due Period                           579,653.74
    4.40 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period                                  56,265,591.73
    4.41 The amount of Excess Interest Collections for the
         Due Period allocated to other Series                                                         0.00
    4.42 The amount of Investor Principal Collections treated
         as Shared Principal Collections for the Due Period
         allocated to Other Series                                                                    0.00
    4.43 The percentages and all other information calculated
         pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"
    4.44 The amount of Remaining Available Seller's Principal
          Collections for the Due Period                                                              0.00
    4.45 The amount of Series 1998-1 Shared Seller's Principal
         Collections for the Due Period                                                       1,567,270.57
    4.46 The aggregate amount of Shared Seller's Principal
         Collections from Other Series for the Due Period                                     4,771,336.27
    4.47 The amount of all Shared Seller's Principal Collections
         allocated to Series 1998-1 for the Due Period                                                0.00
    4.48 The aggregate amount of all Shared Seller's Principal
         Collections allocated to Other Series for the Due Period                                     0.00
    4.49 The aggregate amount of all Early Distributions Amounts
         paid or deemed paid for the Distribution Period                                              0.00

                                                           Exhibit 20.3 (A)
                                                            Series 1998-1

4.43 The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                            2 Months Past:         3.66%
                             1 Month Past:         3.58%
                            Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  166,118,489.06

                                  Master Trust Minimum Seller's Interest:  $  166,030,239.84

         k) Turnover Ratio less than 1.7?                                                                               NO

                                     Turnover Ratio:    3.24%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                           Dealer Note Loss Ratio:     0.00%

                                                        Exhibit 20.4

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 36

                                                   DEALER NOTE MASTER TRUST

                                                         DEALER NOTE
                                               ASSET BACKED CERTIFICATES,
                                                        SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of July 25, 2003, the Transfer Date of July 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on June 30, 2003 and the Distribution Period ended
July 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.
Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the
Supplement .

        1 NFC is Servicer under the Agreement.
        2 The undersigned is a Servicing Officer.
        3 Master Trust Information.
      3.1 The amount of the Advance, if any, for the Due Period                            277,489.00
      3.2 The amount of ITEC Finance Charges for the Due Period                          2,274,169.66
      3.3 The average daily balance of Dealer Notes outstanding during the Due Period  912,788,024.39
      3.4 The total amount of Advance Reimbursements for the Due Period                          0.00
      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period  227,499,089.43
      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust 268,730,422.61 during the Due Period
      3.7 The amount of the Servicing Fee for the Due Period                               775,390.73
      3.8 The average daily Master Trust Seller's Interest during the Due Period       159,405,795.10
      3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV of the Supplement)        166,118,489.06
     3.10 The aggregate amount of Collections for the Due Period                       279,719,900.18
     3.11 The aggregate amount of Finance Charge Collections for the Due Period          4,533,673.09
     3.12 The aggregate amount of Principal Collections for the Due Period             275,186,227.09
     3.13 The amount of Dealer Note Losses for the Due Period                                    0.00
     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period    930,467,938.94
     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                             47,687,137.66
     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments            47,650,550.12
          b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                  1.07%
          d.  The rating of each such Eligible Investment                                    AAAm/Aaa
     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                7,441,797.14
     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Prairie International
          ii)     Truck King Int'l Sls - Svc
          iii)    Nalley Motor Trucks
          iv)     Carco Int'l Inc.
          v)      Rivers Bus Sales, Inc.
     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end of the
          Due Period                                                                            0.45%
     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                               52,221,421.78

4.0 Series 2000-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                          0.00
     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                    19,080,000.00
    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                    19,080,000.00
      4.3 The Projected Spread for the following Distribution Period                     2,650,000.00
      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                        2,650,000.00
      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                     0.00
      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                      212,000,000.00
      4.7 The amount of Series Allocable Dealer Notes Losses
           for the Due Period                                                                    0.00
      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                   953,118.63
      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                            57,852,675.71
     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                     0.00
     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                                         0.00
     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                               953,118.63
     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                57,852,675.71
     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                   963,429.29
     4.15 The amount of Series 2000-1 Shared Principal
          Collections for the Due Period                                                57,852,675.71
     4.16 The aggregate amount of the Series 2000-1 Principal
          Shortfall, if any, for the Due Period                                                  0.00
     4.17 The Seller's Percentage for the Due Period                                            0.00%
     4.18 The Excess Seller's Percentage for the Due Period                                     0.00%
     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                        -
     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                    28,593.56
     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                            -
     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                            -
     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                     0.00
     4.24 The Minimum Series 2000-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                            25,440,000.00
     4.25 The Series 2000-1 Allocation Percentage for
          the Due Period                                                                       21.02%
     4.26 The Floating Allocation Percentage for the
          Due Period                                                                          100.00%
     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                    0.00%
     4.28 The total amount to be distributed on the Series
          2000-1 Certificates on the Distribution Date                                     392,806.83
     4.29 The total amount, if any, to be distributed on the Series
          2000-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                       0.00
     4.30 The total amount, if any, to be distributed on
          the Series 2000-1 Certificates on the Distribution
          Date allocable to interest on the Series 2000-1
          Certificates                                                                     229,795.83
     4.31 The Draw Amount as of the Transfer Date                                                0.00
     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                          0.00
     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                           0.00
     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                   163,011.00
     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                             0.00
     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                  2,650,000.00
     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in
          Eligible Investments                                                                   0.00
          b.  Description of each Eligible Investment:                                             NA
          c.  The rate of interest applicable to each such
          Eligible Investment                                                                _______%
          d.  The rating of each such Eligible Investment                                          NA
     4.38 Eligible Investments in the Liquidity Reserve Account:
          a.  The aggregate amount of funds invested in
          Eligible Investments                                                                   0.00
          b.  Description of each Eligible Investment:                                             NA
          c.  The rate of interest applicable to each such
          Eligible Investment                                                                _______%
          d.  The rating of each such Eligible Investment                                          NA
     4.39 The amount of Excess Interest Collections for the Due Period                     570,622.46
     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                            57,852,675.71
     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                   0.00
     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                              0.00
     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                  See Exhibit "A"
     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                        0.00
     4.45 The amount of Series 2000-1 Shared Seller's Principal
          Collections for the Due Period                                                            -
     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                               6,338,606.84
     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2000-1 for the Due Period                                          0.00
     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                               0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                      200,000,000.00
      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                  367,742.29
          the Investor Interest Payment
      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                0.00
      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                      213,958.33
      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                0.00
      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                    0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                       12,000,000.00
      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                   25,064.54
          the Investor Interest Payment
      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                0.00
      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                       15,837.50
      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                0.00
      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                    0.00

                                                           Exhibit 20.4 (A)
                                                            Series 2000-1

4.43  The percentages and all other information calculated pursuant to Sections 6.01 of the Supplement.

Section 6.01

         a) The invested amount is not reduced to zero by the Expected Payment Date?                                    NO

         f) The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the
         Required Subordinated Amount?                                                                                  NO

         i) Average Coverage Differential shall be equal to or less than negative two percent (-2.00%) on each of
         three consecutive Determination Dates?                                                                         NO

                              2 Months Past:         3.66%
                               1 Month Past:         3.58%
                              Current Month:         3.65%

         j) The Master Trust Seller's Interest is reduced to an amount less than the Master Trust Minimum
         Seller's Interest?                                                                                             NO

                                          Master Trust Seller's Interest:  $  166,118,489.06

                                  Master Trust Minimum Seller's Interest:  $  166,030,239.84

         k) Turnover Ratio less than 1.7?                                                                               NO

                                      Turnover Ratio:    3.24%

         l) Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                        NO

                             Dealer Note Loss Ratio:     0.00%

         p) Aggregate Principal Dealer Note Balance which was advanced against Financed Vehicles which are
            Used Vehicles shall exceed 25% of the aggregate Principal Balance of all Dealer Notes?                      No                                   NO

                         Used Financed Vehicle Ratio:    5.61%